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December 5, 1997



The information below supplements C.M. Life Insurance Company's Panorama Premier Prospectus dated May 1, 1997. Please place this supplement with your prospectus and retain it for future reference.

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                               PANORAMA PREMIER
                       Supplement dated December 5, 1997
                      to the Prospectus dated May 1, 1997


The Panorama Premier Prospectus is amended as follows:

1. The first sentence in the second paragraph on page 1 is revised to state the following: Purchase Payments for the Contracts will be allocated as specified by the Contract Holder, to the Fixed Account (subject to state availability) and/or to a separate account designated C.M. Multi-Account A (the "Separate Account") of C.M. Life Insurance Company (the "Company").

2. The first sentence under the paragraph captioned "The Fixed Account" on page 11 is revised to state the following: The Fixed Account (subject to state availability) is an investment option within the General Account of the Company.

3. The third sentence under the paragraph captioned "Annuity Option E - Period Certain" on page 22 is revised to state the following: If the Contract Owner does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election (subject to state availability).



December 5, 1997